EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Air Methods Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Aaron D. Todd
Aaron D. Todd
Chief Executive Officer
August 9, 2007

/s/ Trent J. Carman
Trent J. Carman
Chief Financial Officer
August 9, 2007

A  signed  original  of  this written statement required by Section 906 has been provided  to  Air  Methods  Corporation  and will be retained by Air Methods and furnished  to  the Securities and Exchange Commission or its staff upon request.